UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-23805

Carlyle AlpInvest Private Markets Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Cameron Fairall
AlpInvest Private Equity Investment Management, LLC
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)
Copy to:
Michael G. Doherty
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Gregory C. Davis
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111

Registrant’s telephone number, including area code: (646) 735-4293
Date of fiscal year end: March 31
Date of reporting period: March 31, 2024

Item 1.	Reports to Shareholders.

CARLYLE

CAPM

Carlyle AlpInvest Private Markets Fund

Annual Report | March 31, 2024

Overview
The Carlyle AlpInvest Private Markets Fund (“CAPM” or the “Fund”) seeks to provide immediate and streamlined access to the global private equity buyout markets by strategically allocating to secondary, co-investment, and primary fund opportunities across the AlpInvest platform.
CAPM seeks long-term capital appreciation and leverages Carlyle’s $80 billion AlpInvest platform to provide access to private equity markets.  The Fund is expected to generally invest alongside the firm’s institutional commingled funds.
Performance of the Fund
CAPM has generated a total return of 21.92% since its inception in January 2023, including 17.51% for calendar year 2023 and 3.75% in the first quarter of 2024. The Fund’s performance since inception has been driven by appreciation across each of its underlying investment strategies, including capturing discount from secondary LP portfolio transactions and operational value creation in GP centered secondaries, direct equity co-investments and the primary portfolio.
Investment Environment and Portfolio Development
CAPM’s investment strategy has focused on high-quality assets whose differentiated business models and pricing power position them well. In navigating a dynamic macroeconomic outlook, we have placed particular importance on co-investing with top-tier managers with a proven track record in different parts of the business cycle. With co-
investments representing approximately 36% of CAPM’s private equity investments as of March 31, 2024, defensive industries have been given priority. A key reason for this emphasis has been the resiliency of defensive industries in previous cycles. At the same time, the middle market has been prioritized, given its comparatively lesser susceptibility to changes in financial conditions. With market dynamics expected to remain similar in the foreseeable future, we anticipate equity contributions in buyouts to remain elevated. Thus, the universe of co-
investment opportunities should remain plentiful, allowing CAPM’s portfolio management team to be highly selective.
In building CAPM’s investment portfolio in the current environment, portfolio construction has played a particularly important role. To achieve attractive risk-adjusted returns, capital allocations were spread across multiple dimensions, including industries, geographies, asset sizes, and managers. This has largely been accomplished through CAPM’s allocation to the secondary market, which accounted for approximately 58% of CAPM’s private equity investments as of March 31, 2024. With many private equity investors aiming to rebalance their portfolios amid liquidity constraints and portfolio construction objectives, we believe the secondary market will remain a buyer’s market, offering attractive investment opportunities in high-quality GPs.
CAPM’s portfolio has developed in-line with our portfolio construction objectives. The Fund was composed of 81 investments representing 43 managers and 650+ underlying portfolio companies, as of March 31, 2024.  The portfolio was heavily weighed towards the U.S. buyout market with varied general partner, vintage year, industry and company level exposure.
Looking forward, we will continue to leverage the investment expertise across the Carlyle and AlpInvest platforms to build a portfolio with the potential to achieve robust returns. We will continue to maintain a rigorous and disciplined investment approach focused on what we consider to be high-quality GPs and assets across secondaries, co-investments and primary fund investments.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
SHAREHOLDER LETTER

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Carlyle AlpInvest Private Markets Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Carlyle AlpInvest Private
Markets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2024, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from January 3, 2023 (Commencement of Operations) to March 31, 2023, and the related notes
(collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2024, the consolidated results of its operations and its cash flows for the year then ended, and the consolidated changes in its net assets and its consolidated financial highlights for the year then ended and for the period from January 3, 2023 (Commencement of Operations) to March 31, 2023, in
conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2024, by correspondence directly with custodians, third-party managers, management of the underlying funds, and loan agents, as applicable; when replies were not received from the custodians, third-party managers, management of the underlying funds, and loan agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2022.
Tysons, VA
May 30, 2024
CARLYLE ALPINVEST PRIVATE MARKETS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Performance of a $50,000 Investment
This graph compares a hypothetical $50,000 investment in the Fund’s Class I shares, made at inception, with similar investments in the MSCI World Index. The Fund’s Class I shares results include reinvestment of all dividends and capital gains. The MSCI World Index does not reflect expenses, fees, or sales charges, which would reduce index performance.
The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index is unmanaged and is not available for investment. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
Returns for the periods ended March 31, 2024 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception*
Class I	15.93%	17.35%
MSCI World Index	25.68%	27.93%
*  Commencement of operations for the Fund was January 3, 2023 following the reorganization of AlpInvest Seed
Fund, L.P. with and into the Fund. See Note 12 in the accompanying notes to the consolidated financial statements.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S.
generally accepted accounting principles. Past performance is not an indication of future results.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
FUND PERFORMANCE

Broadly Syndicated Loans (4.4%) (8)	Reference Rate & Spread (1)	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value (2)
First Lien (4.4%)
North America (4.2%)
Achilles (OneDigital)	1M SOFR + 4.25%	11/16/2027	$197,475	$194,109	$197,228
Acrisure, LLC	3M SOFR + 3.75%	2/15/2027	296,203	289,774	295,924
Advisor Group (OSAIC)	1M SOFR + 4.50%	8/17/2028	248,090	248,090	248,911
AI Aqua Merger Sub, Inc. (Delaware)	1M SOFR + 3.75%	7/31/2028	246,859	242,936	247,143
AlixPartners, LLC	1M SOFR + 2.75%	2/4/2028	246,819	247,067	247,019
Alterra (Intrawest)	1M SOFR + 3.50%	8/17/2028	246,836	246,835	247,556
Amentum Government Services Holdings LLC	1M SOFR + 4.00%	1/29/2027	246,795	244,016	247,000
American Airlines, Inc.	6M SOFR + 2.75%	2/15/2028	247,500	239,845	247,302
APi Group (J2 Acquisition)	1M SOFR + 2.50%	1/3/2029	250,000	249,691	250,365
AppLovin Corporation	1M SOFR + 2.50%	8/16/2030	100,000	99,751	99,875
AppLovin Corporation	1M SOFR + 2.50%	8/14/2030	272,200	272,200	271,860
AssuredPartners Capital Inc.	1M SOFR + 3.50%	2/12/2027	246,828	244,973	247,012
Atlantic Aviation Inc.	1M SOFR + 2.75%	9/22/2028	246,844	246,587	246,458
Authentic Brands Group	1M SOFR + 3.50%	12/21/2028	246,859	245,818	247,647
Avis Budget Car Rental, LLC	1M SOFR + 1.75%	8/6/2027	246,778	244,624	245,493
Baldwin Risk Partners, LLC	1M SOFR + 3.50%	10/14/2027	246,827	244,870	246,107
Bally's Corporation	3M SOFR + 3.25%	10/20/2028	148,106	143,753	138,892
Beacon Roofing Supply Inc	3M SOFR + 2.50%	5/19/2028	250,000	250,000	250,095
Blackstone Mortgage Trust, Inc.	1M SOFR + 2.75%	4/23/2026	246,819	245,780	246,202
Brightspring	1M SOFR + 3.25%	2/21/2031	497,423	494,935	490,653
BroadStreet Partners, Inc.	1M SOFR + 3.00%	1/27/2027	246,787	244,490	247,384
Cable & Wireless Limited	3M SOFR + 3.00%	10/15/2029	275,000	273,809	273,730
Cambrex Corporation	1M SOFR + 3.50%	12/4/2026	249,829	248,680	242,958
Charter Communications, Inc.	3M SOFR + 1.75%	2/1/2027	246,770	246,542	246,708
Clipper Acquisitions Corp.	1M SOFR + 1.75%	3/3/2028	246,819	245,577	245,277
Consumer Cellular	3M SOFR + 4.00%	12/17/2027	197,456	194,874	196,186
Cotiviti Holdings, Inc.	3M SOFR + 3.25%	2/24/2031	250,000	248,760	249,583
Covanta Holding Corporation	1M SOFR + 2.50%	11/30/2028	183,623	183,815	183,050
Covanta Holding Corporation	1M SOFR + 2.50%	11/30/2028	14,035	14,050	13,991
DaVita Inc.	1M SOFR + 1.75%	8/12/2026	292,473	290,933	292,348
DTZ U.S. Borrower, LLC	1M SOFR + 2.75%	8/21/2025	25,128	25,092	25,058
Elanco Animal Health Incorporated	3M SOFR + 1.75%	8/1/2027	271,213	268,322	270,126
Endeavor, LLC	1M SOFR + 2.75%	5/18/2025	242,447	241,974	242,144
Epicor Software Corporation	1M SOFR + 3.25%	7/30/2027	271,483	268,302	272,263
ExamWorks Inc	1M SOFR + 3.00%	11/1/2028	197,481	197,275	197,789
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2024

Broadly Syndicated Loans (4.4%) (8)	Reference Rate & Spread (1)	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value (2)
First Eagle Management LLC	3M SOFR + 3.00%	3/5/2029	250,000	246,268	247,188
Froneri International Ltd	1M SOFR + 2.25%	1/29/2027	271,474	269,961	271,529
GoDaddy Inc.	1M SOFR + 2.00%	8/10/2027	246,795	246,795	246,817
Grifols Worldwide Operations USA, Inc.	3M SOFR + 2.00%	11/15/2027	248,701	245,251	240,524
Hudson River Trading LLC	1M SOFR + 3.00%	3/20/2028	197,456	193,033	195,974
IRB Holding Corporation	1M SOFR + 2.75%	12/15/2027	197,985	197,985	197,959
Jane Street Group, LLC	1M SOFR + 2.50%	1/26/2028	246,811	246,811	246,873
Jazz Pharmaceuticals	1M SOFR + 3.00%	5/5/2028	246,482	246,482	247,714
Linden Cogen Holdings, LLC	3M SOFR + 3.50%	10/1/2027	182,919	181,833	182,957
Maravai Intermediate Holdings, LLC	3M SOFR + 3.00%	10/19/2027	246,843	247,087	242,215
Medline Borrower LP	1M SOFR + 2.75%	10/23/2028	269,823	269,823	270,384
Merlin Entertainment (Motion)	3M SOFR + 3.50%	11/12/2029	181,926	181,926	181,517
NAB Holdings LLC	3M SOFR + 2.75%	11/23/2028	271,528	270,674	271,104
Netsmart Technologies, Inc.	1M SOFR + 3.75%	10/1/2027	246,819	245,597	247,130
Northriver Midstream Finance LP	3M SOFR + 2.50%	8/16/2030	250,000	249,375	250,035
NortonLifeLock Inc.	1M SOFR + 2.00%	9/12/2029	177,607	177,607	177,481
Nouryon Fin BV	3M SOFR + 4.00%	4/3/2028	147,143	147,143	147,364
NRG Energy, Inc.	3M SOFR + 2.00%	3/27/2031	250,000	249,375	249,533
Oryx Midstream Holdings LLC	1M SOFR + 3.00%	10/5/2028	246,811	246,811	247,561
PAREXEL International Corporation	1M SOFR + 3.25%	11/15/2028	246,851	245,557	247,325
Peraton Corp.	1M SOFR + 3.75%	2/1/2028	246,043	245,546	245,583
Perrigo Company plc	1M SOFR + 2.25%	4/20/2029	250,000	249,689	248,543
Petco Health and Wellness Company, Inc.	3M SOFR + 3.25%	3/3/2028	241,019	239,552	222,521
Playtika Holding Corp.	1M SOFR + 2.75%	3/13/2028	247,456	246,453	247,480
Proofpoint, Inc.	1M SOFR + 3.25%	8/31/2028	246,843	243,504	246,843
RealPage, Inc.	1M SOFR + 3.00%	4/24/2028	197,468	194,239	191,983
Red Ventures, LLC	3M SOFR + 3.00%	3/3/2030	222,750	222,997	221,636
Sedgwick Claims Management Services, Inc.	1M SOFR + 3.75%	2/17/2028	297,000	296,692	297,410
Signature Aviation	1M SOFR + 2.75%	6/7/2028	246,610	246,358	246,309
SS&C Technologies, Inc.	1M SOFR + 2.25%	3/22/2029	75,480	75,560	75,539
SS&C Technologies, Inc.	1M SOFR + 2.25%	3/22/2029	146,707	146,862	146,823
St. George's University Scholastic Services LLC	1M SOFR + 3.25%	2/10/2029	271,528	270,378	270,781
Telenet Financing Usd LLC	1M SOFR + 2.00%	4/30/2028	250,000	248,730	242,760
The Dun & Bradstreet Corporation	1M SOFR + 2.75%	1/18/2029	247,481	247,481	247,404
ThyssenKrupp Elevator (Vertical Midco)	6M SOFR + 3.50%	4/30/2030	249,375	248,754	250,103
Trans Union	1M SOFR + 2.00%	12/1/2028	191,171	191,170	190,979
Uber Technologies, Inc.	3M SOFR + 2.75%	3/3/2030	236,513	234,417	237,376
UFC Holdings, LLC	3M SOFR + 2.75%	4/29/2026	246,490	246,074	246,798
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2024

Broadly Syndicated Loans (4.4%) (8)	Reference Rate & Spread (1)	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value (2)
Univision (Televisa)	1M SOFR + 3.25%	3/15/2026	271,510	270,386	271,736
Virgin Media Holdings Inc.	1M SOFR + 2.50%	1/31/2028	300,000	299,096	295,239
Vistra Energy Corp.	1M SOFR + 2.00%	12/20/2030	247,256	247,256	246,908
Vistra Zero Operating Company, LLC	6M SOFR + 2.75%	4/30/2031	250,000	248,751	250,000
WideOpenWest Finance, LLC	3M SOFR + 3.00%	12/20/2028	246,843	246,065	214,549
Total North America			$18,235,322	$18,139,553	$18,121,824

Europe (0.2%)
Altice Financing S.A.	3M SOFR + 5.00%	10/31/2027	$272,250	$271,433	$254,554
Anticimex International AB	3M SOFR + 3.50%	11/16/2028	246,843	246,066	246,638
Ziggo Secured Finance B.V.	1M SOFR + 2.50%	4/30/2028	275,000	273,879	270,826
Total Europe			$794,093	$791,378	$772,018
Total First Lien			$19,029,415	$18,930,931	$18,893,842
Total Broadly Syndicated Loans			$19,029,415	$18,930,931	$18,893,842

Private Equity Investments (78.8%)	Footnotes	Acquisition Date	Fair Value
Direct Investments (29.0%)	(3)(8)(12)
Common Stocks (22.9%)
Europe (2.6%)
Astorg VIII Co-Invest Corden	(4)(9)	8/1/2022	$11,239,965
Total Europe			$11,239,965
North America (19.6%)
BCPE Virginia Investor, LP	(6)(11)	12/13/2023	$5,000,000
BharCap Babylon Acquisition, LP	(6)(11)	3/8/2024	7,500,000
Cetera Financial Group	(6)(11)	12/18/2023	4,250,000
Corsair Amore Investors, L.P.	(4)(9)	5/25/2022	1,064,775
GTCR (W-2) Investors LP	(6)(11)	1/29/2024	9,600,000
Magnesium Co-Invest SCSp	(4)(9)	5/6/2022	11,239,867
OEP VIII Project Greenheart Co-investment Partners, L.P.	(4)(9)	10/17/2022	10,909,091
Oscar Holdings, LP	(4)(9)	4/27/2022	6,190,704
Quad-C Synoptek Holdings, LLC	(5)(10)	8/12/2022	3,300,000
Rocket Co-Invest, SLP	(6)(11)	3/20/2024	6,669,513
SkyKnight Insurance Holdings, LP.	(6)(11)	11/13/2023	2,200,000
STG AV, L.P.	(6)(11)	11/1/2023	5,000,000
Victors CCC Aggregator LP	(4)(9)	5/31/2022	3,961,536
VR Parent Holdings, L.P.	(4)(9)	8/3/2022	2,960,210
Webster Cascade Aggregator II, L.P.	(4)(9)	12/21/2022	3,069,945
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2024

Private Equity Investments (78.8%)	Footnotes	Acquisition Date	Fair Value
Webster Oceans Co-Investment Fund, L.P.	(4)(9)	1/31/2022	3,508,813
WPP Fairway Aggregator B, L.P.	(4)(9)	9/30/2022	785,980
Total North America			$87,210,433
Total Common Stocks (Cost of $90,094,514)			$98,450,399

Convertible Preferred Stocks (1.6%)
North America (1.6%)
Webster Cascade Aggregator, L.P.	(4)(9)	12/21/2022	$7,020,117
Total North America			$7,020,117
Total Convertible Preferred Stocks (Cost of $6,420,725)			$7,020,117

Preferred Stocks (4.5%)
Europe (0.5%)
SEP EIGER AGGREGATOR, L.P.	(4)(9)	4/25/2022	$2,109,158
Total Europe			$2,109,158
North America (4.7%)
VR Parent Holdings, L.P.	(4)(9)	8/3/2022	$9,042,852
WPP Fairway Aggregator B, L.P.	(4)(9)	9/30/2022	8,264,532
Total North America			$17,307,384
Total Preferred Stocks (Cost of $14,763,815)			$19,416,542
Total Direct Investments (Cost of $111,279,054)			$124,887,058

Primary Investments (5.0%)	(3)(7)(8)(12)
Europe (0.6%)
Advent International GPE X-D SCSp	(4)	1/31/2022	$2,222,180
PSG Europe (Lux) II S.C.Sp.	(4)	3/1/2022	322,706
Total Europe			$2,544,886
North America (4.5%)
Francisco Partners VII-A, L.P.	(4)	2/15/2022	$(58,820)
One Equity Partners VIII-A, L.P.	(4)	2/15/2022	11,166,878
Webster Capital V, LP	(4)	6/30/2022	8,028,548
Total North America			$19,136,606
Total Primary Investments (Cost of $18,368,181)			$21,681,492

Secondary Investments (44.8%)	(3)(7)(8)(12)
Europe (5.6%)
Advent International GPE IX (EUR)	(5)	12/31/2023	$1,233,784
Bridgepoint Europe VI	(5)	12/31/2023	1,639,797
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2024

Private Equity Investments (78.8%)	Footnotes	Acquisition Date	Fair Value
Bridgepoint Europe VII	(6)	1/31/2024	74,588
CVC Capital Partners Strategic Opportunities II	(5)	12/31/2023	1,030,596
CVC Capital Partners VI	(5)	12/31/2023	383,034
CVC Capital Partners VII	(5)	12/31/2023	552,704
CVC Capital Partners VIII	(5)	12/31/2023	488,994
DPE Continuation Fund I geschlossene Spezial-Investment GmbH & Co. KG	(4)	9/19/2022	12,956,914
Equistone SP I SCSp	(4)	6/23/2022	5,612,861
Total Europe			$23,973,272
North America (37.5%)
Apollo Overseas Partners (Delaware 892) IX, L.P.	(4)	3/31/2022	$7,193,981
Apollo Overseas Partners (Delaware 892) X, L.P.	(4)	7/21/2022	103,880
Audax Private Equity Fund VI	(5)	12/31/2023	851,546
Clayton Dubilier and Rice XI	(5)	6/30/2023	4,195,638
Excellere Partners III	(6)	3/31/2024	12,952,995
Excellere Partners IV	(6)	3/31/2024	8,213,392
Frontier Opportunity Fund A	(5)	12/31/2023	238,459
GA Continuity I (AM) Fund	(5)	6/30/2023	170,635
GA Continuity I (HG) Fund	(5)	6/30/2023	333,494
GA Continuity I (SNF) Fund	(5)	6/30/2023	233,015
Green Equity Investors Side CF III - C, L.P.	(6)	12/4/2023	10,108,041
Hellman & Friedman Capital Partners IX	(5)	12/31/2023	1,009,379
Hellman & Friedman Capital Partners X	(5)	12/31/2023	416,887
Investcorp North American Private Equity Parallel Fund I, L.P.	(4)	2/17/2023	3,809,603
Investcorp North American Private Equity Realization Fund 2022, L.P.	(4)	2/17/2023	10,327,353
Kinderhook PMQ Reinvestment Fund V-A, L.P.	(4)	3/3/2022	6,163,247
Kinderhook Reinvestment Fund IV2, L.P.	(6)	11/13/2023	13,745,861
Littlejohn Fund V, L.P.	(4)	3/31/2022	1,922,962
Littlejohn Fund VI	(5)	12/31/2023	896,229
Littlejohn Fund VI	(4)	12/31/2022	2,856,490
Littlejohn Fund VI-A, L.P.	(4)	3/31/2022	3,591,404
Norwest Equity Partners IX, LP	(5)	9/30/2023	6,636,023
Norwest Equity Partners X, LP	(5)	9/30/2023	14,477,564
Norwest Equity Partners XI, LP	(5)	9/30/2023	1,780,216
Odyssey Investment Partners Fund V	(4)	12/31/2022	882,801
Odyssey Investment Partners Fund VI	(4)	12/31/2022	1,810,861
OEP Neptune Fund I, SCSP	(4)	4/24/2023	12,353,474
One Equity Partners VI	(5)	12/31/2023	129,958
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2024

Private Equity Investments (78.8%)	Footnotes	Acquisition Date	Fair Value
One Equity Partners VII	(5)	12/31/2023	649,802
One Equity Partners VIII	(5)	12/31/2023	699,973
Quad-C Partners IX, L.P.	(5)	12/31/2022	1,483,039
Quad-C Partners X, L.P.	(4)	12/31/2022	1,243,405
Roark Capital Partners CF LP	(4)	8/17/2022	7,596,047
Sentinel MCA AV, L.P.	(6)	10/13/2023	2,324,662
TA Associates XIII	(5)	12/31/2023	454,606
TA Associates XIV	(5)	12/31/2023	299,633
Thoma Bravo Oasis Fund A, L.P.	(4)	1/21/2022	6,610,474
TPG Healthcare Partners II, L.P.	(4)	8/5/2022	67,523
TPG Partners IX, L.P.	(4)	8/5/2022	278,559
TPG Partners VII, L.P.	(4)	3/31/2022	1,429,342
TPG Partners VIII, L.P.	(4)	3/31/2022	9,703,412
Wind Point Partners VIII	(5)	12/31/2023	210,817
Wind Point Partners IX	(5)	12/31/2023	794,720
Wind Point Partners X-B, L.P.	(6)	1/23/2024	—
Total North America			$161,251,401
Rest of World (1.8%)
Affinity Asia Pacific Fund V	(5)	12/31/2023	$481,893
TPG Asia VII (B), L.P.	(4)	4/20/2022	6,255,992
TPG ASIA VIII (B), L.P.	(4)	7/1/2022	864,618
Total Rest of World			$7,602,503
Total Secondary Investments (Cost of $162,699,562)			$192,827,176
Total Private Market Investments (Cost of $292,346,797)			$339,395,726
Total Investments, at Fair Value (Cost of $311,277,728) (83.3%)			$358,289,568
Cash Equivalents (23.8%)
North America (23.8%)
UMB Money Market II Special (5.18%)	(4)(5)(6)		$102,437,218
Total Cash Equivalents (Cost of $102,437,218)			$102,437,218
Total Investments and Cash Equivalents, at Fair Value (Cost of $413,714,946) (107.2%)			$460,726,786
Other Assets and Liabilities, Net (-7.2%)			$(30,757,584)
Net Assets (100.0%)			$429,969,202
Investment Abbreviations:
SOFR - Secured Overnight Financing Rate
(1)  As of March 31, 2024, the below reference rates were in effect:
1M SOFR - 1 Month SOFR as of March 31, 2024 was 5.33%
3M SOFR - 3 Month SOFR as of March 31, 2024 was 5.30%
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2024

6M SOFR - 6 Month SOFR as of March 31, 2024 was 5.22%
(2)  The Fair Value is estimated by management using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment, Primary
Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Direct Investment, Primary Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment, Primary Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Notes to Consolidated Financial Statements for further details regarding the valuation policy of the Fund.
(3)  Direct Investments are private investments directly into the equity of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets acquired on the secondary market.
(4)  Investments held in AlpInvest Seed Fund L.P.
(5)  Investments held in ACP 2022 Marvel Blocker LLC.
(6)  Investments held in AlpInvest CAPM Holdings, LLC.
(7)  Investment does not issue shares.
(8)  Non-income producing security.
(9)  As of March 31, 2024, AlpInvest Seed Fund L.P. owned 0.45%, 0.77%, 0.40%, 0.22%, 6.46%, 0.29%, 0.49%, 1.63%, 1.20%, 2.06%, 1.40%, and 0.33%, respectively, of these limited partnerships.
(10)  As of March 31, 2024, ACP Marvel Blocker LLC owned 2.52% of this limited liability companies.
(11)  As of March 31, 2024, AlpInvest CAPM Holdings, LLC owned 0.29%, 4.09%, 1.15%, 0.10%, 0.95%, 1.95%, and 0.92% respectively, of these limited partnerships.
(12)  Private Equity Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2024 was
$339,395,726, or 78.93% of net assets. As of March 31, 2024, the aggregate cost of each investment restricted to resale was $9,361,352, $5,005,955, $7,500,000, $4,266,180, $1,770,423, $9,603,048,
$9,461,447, $8,098,536, $4,356,463, $4,227,970, $6,737,011, $2,029,286, $5,006,587, $2,999,179, $1,986,708, $3,693,454, $3,363,431, $627,483, $6,420,725, $2,096,874, $6,068,997, $6,597,943,
$2,052,351, $231,573, $68,151, $8,599,157, $7,416,948, $1,152,478, $1,241,143, $80,005, $989,891, $274,513, $455,721, $533,956, $11,107,572, $4,788,463, $6,733,170, $108,704, $809,827, $3,735,801,
$10,471,170, $7,832,187, $218,653, $129,119, $232,562, $155,401, $8,267,729, $894,667, $414,175, $3,384,894, $8,632,772, $4,337,143, $11,249,600, $2,657,129, $731,365, $2,656,987, $3,341,607,
$4,092,489, $9,639,276, $1,956,073, $1,056,658, $1,764,576, $9,082,038, $120,411, $698,344, $655,398, $1,450,940, $1,242,903, $6,035,689, $2,363,637, $405,651, $320,294, $4,209,295, $55,632,
$259,004, $1,472,179, $8,787,243, $204,685, $741,853, $0, $359,770, $7,327,809, and $779,310, respectively, totaling, $292,346,797.
See accompanying Notes to Consolidated Financial Statements.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2024

ASSETS:	March 31, 2024
Investments, at fair value (cost $311,277,728)	$358,289,568
Cash and cash equivalents	112,997,815
Receivable for investments sold	625
Interest receivable	556,523
Prepaid expenses and other assets	75,097
Total assets	471,919,628

LIABILITIES:
Payable for investments purchased	38,107,291
Deferred tax liability	1,447,934
Incentive fee payable	543,095
Management fee payable	870,665
Professional fees payable	203,500
Accrued line of credit interest and commitment fee payable	77,500
Accrued trustees' fees payable	8,000
Due to Investment Adviser	26,644
Other payables and accrued expenses	665,797
Total liabilities	41,950,426
Commitment and Contingencies (See Note 11)
Net Assets Attributable to Common Shareholders	$429,969,202

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$390,030,653
Total distributable earnings	39,938,549
Net Assets Attributable to Common Shareholders	$429,969,202

NET ASSET VALUE PER SHARE
Class I
Net Assets	$429,958,929
Shares of Beneficial Interest	36,141,096
Net Asset Value per share of Beneficial Interest	$11.90

NET ASSET VALUE PER SHARE
Class A
Net Assets	$10,273
Shares of Beneficial Interest	867
Net Asset Value per share of Beneficial Interest	$11.85
See accompanying Notes to Consolidated Financial Statements.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

INVESTMENT INCOME:	For the year ended March 31, 2024
Interest Income	$3,554,186
Total Investment Income	$3,554,186

EXPENSES:
Incentive fees	$3,913,393
Management fees	3,478,443
Waiver reimbursement expense	573,410
Legal fees	837,037
Offering costs	553,840
Interest expense and fees on borrowings	483,590
Fund accounting and administration fees	369,965
Insurance expense	306,708
Audit fees	282,100
Amortization of debt financing costs	217,963
Transfer agent fees	279,445
Professional fees	203,500
Trustees' fees and expenses	172,044
Tax professional fees	88,283
Other expense	182,379
Total expenses before waiver	11,942,100
Less fees reimbursed by Investment Adviser	—
Total Expenses	11,942,100
Net Investment Loss	$(8,387,914)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments and foreign currency	$4,663,325
Net change in unrealized appreciation on investments and foreign currency	40,547,517
Net Realized and Unrealized Gain on Investments and Foreign Currency before taxes	45,210,842
Net change in deferred income tax expense	(1,602,383)
Net Realized and Unrealized Gain on Investments and Foreign Currency after taxes	43,608,459

Net Increase in Net Assets Attributable to Common Shares from Operations	$35,220,545
See accompanying Notes to the Consolidated Financial Statements.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended March 31, 2024	Period Ended March 31, 2023
FROM OPERATIONS:
Net investment loss	$(8,387,914)	$(1,769,311)
Net realized gain on investments and foreign currency	4,663,325	317,484
Net change in unrealized appreciation on investments and foreign currency	40,547,517	6,515,383
Net change in deferred income tax asset/(liability)	(1,602,383)	154,449
Net Increase in Net Assets Attributable to Common Shares from Operations	$35,220,545	$5,218,005

DISTRIBUTABLE EARNINGS:
Class I	$(499,983)	$—
Class A	(18)	—
Total Distributions from Distributable Earnings	$(500,001)	$—

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	$205,261,480	$184,170,541
Class I shares exchanged for Class A shares	(10,000)	—
Reinvestment of distributions	498,614	—
Repurchase of shares	—	—
Class A
Proceeds from shares sold	$—	$—
Class A shares received for Class I shares	10,000	—
Reinvestment of distributions	18	—
Repurchase of shares	—	—
Net Increase from Capital Share Transactions	205,760,112	184,170,541
Net Increase in Net Assets Attributable to Common Shares	$240,480,656	$189,388,546

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Beginning of period	$189,488,546	$100,000
End of period	$429,969,202	$189,488,546

SHARE ACTIVITY
Class I
Shares sold	17,671,398	18,427,054
Class I shares exchanged for Class A shares	(865)	—
Class A
Shares sold	—	—
Class A shares received for Class I shares	865	—
See accompanying Notes to Consolidated Financial Statements.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

CASH FLOWS FROM OPERATING ACTIVITIES:	For the year ended March 31, 2024
Net increase in net assets from operations	$35,220,545
Adjustments to reconcile net increase in net assets from operations to net cash Used in operating activities:
Cost of investments purchased and change in payable for investments purchased	(126,199,490)
Proceeds from sales of and paydowns from investments and change in receivable for investments sold	13,275,185
Return of capital	6,150,120
Net premium amortization/(discount accretion)	(29,351)
Net realized gain on investments and foreign currency	(4,663,325)
Net change in unrealized appreciation on investments and foreign currency	(40,547,517)
(Increase)/Decrease in assets:
Interest receivable	(373,894)
Deferred tax asset	154,449
Deferred offering cost	562,909
Prepaid expenses and other assets	449,233
Increase/(Decrease) in liabilities:
Incentive fee payable	(36,684)
Management fee payable	279,572
Deferred tax liability	1,447,934
Professional fees payable	203,500
Accrued trustees' fees payable	(31,375)
Due to Investment Adviser	(1,008,734)
Line of Credit interest and commitment fee payable	59,167
Other payables and accrued expenses	(531,921)
Net Cash Used in Operating Activities	$(115,619,677)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	$205,760,112
Distributions	(500,001)
Borrowings on line of credit	12,000,000
Repayments on line of credit	(12,000,000)
Amortization of financing costs	214,296
Net Cash Provided by Financing Activities	205,474,407
Net increase in cash and cash equivalents	89,854,730
Cash and cash equivalents, beginning balance	23,143,085
Cash and cash equivalents, ending balance	$112,997,815

Supplemental disclosure of non-cash operating and financing activities
Cash paid for interest on borrowings	$406,090
See accompanying Notes to Consolidated Financial Statements.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF CASH FLOWS

CLASS I	Year Ended March 31, 2024	Period Ended March 31, 2023 (g)
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$10.28	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.35)	(0.10)
Net realized and unrealized gain on investments and foreign currency	1.99	0.38
Total Income from Investment Operations	1.64	0.28
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.02)	—
Total Dividends and/or distributions to shareholders:	(0.02)	—
Net asset value per common share - end of period	$11.90	$10.28

Total Return (c)	15.93%	2.83%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$429,959	$189,489
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	4.43%	3.73%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	4.43%	2.51%
Ratio of net investment loss to average net assets attributable to common shares (b)	(1.66)%	(1.64)%
Interest and fees from borrowings (e)	0.18%	—%
Portfolio turnover rate (f)	3.30%	0.38%
(a)  Calculated using average common shares outstanding.
(b)  Net investment loss ratio is annualized and calculated excluding Incentive Fees for the year ended March 31, 2024. Net investment loss ratio is annualized except for organizational fees, which are one time expenses, and calculated excluding Incentive Fees for the period ended
March 31, 2023. If Incentive Fees were included, the ratios would have been lowered by 1.45% and 0.31% for the periods ended March 31,
2024 and March 31, 2023, respectively. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized, except for organizational fees which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 1.45% and 0.31% for the periods ended
March 31, 2024 and March 31, 2023, respectively. Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  The Fund commenced operations on January 3, 2023.
See accompanying Notes to Consolidated Financial Statements.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

CLASS A	Period Ended March 31, 2024 (g)
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$11.56
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.23)
Net realized and unrealized gain on investments and foreign currency	0.54
Total Income from Investment Operations	0.31
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.02)
Total Dividends and/or distributions to shareholders:	(0.02)
Net asset value per common share - end of period	$11.85

Total Return (c)	2.68%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$10
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	4.73%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	4.73%
Ratio of net investment loss to average net assets attributable to common shares (b)	(2.12)%
Interest and fees from borrowings (e)	0.11%
Portfolio turnover rate (f)	3.30%
(a)  Calculated using average common shares outstanding.
(b)  Net investment loss ratio is annualized and calculated excluding Incentive Fees for the period ended March 31, 2024. If Incentive Fees were included, the ratio would have been lowered by 0.92% for the period ended March 31, 2024. Recognition of net investment income by the
Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized except for Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratio would have decreased by 0.92% for the period ended  March 31, 2024. Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  For the period October 2, 2023 (inception of offering) through March 31, 2024.
See accompanying Notes to Consolidated Financial Statements.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

1. ORGANIZATION
Carlyle AlpInvest Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on December 7, 2021.
The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on January 3, 2023 ("Commencement of Operations").
The Fund’s Board of Trustees (the “Board”) provides broad oversight over the Fund’s investment program and its management and operations. AlpInvest Private Equity Investment Management, LLC serves as the Fund’s investment adviser (“AlpInvest”). AlpInvest oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. AlpInvest entered into a sub-advisory agreement with Carlyle Global
Credit Investment Management L.L.C., who serves as the Fund’s sub-adviser (“Sub-Adviser” and together with
AlpInvest, the “Advisers”) and is responsible for the broadly syndicated loans investment strategy of the Fund’s assets.
Each Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Each Adviser is also an indirect, wholly-owned subsidiary of The
Carlyle Group Inc.
The Fund's investment objective is to seek long-term capital appreciation. The Fund opportunistically allocates its assets across a global portfolio of private markets investments (“Private Markets Investments”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private
Markets Investments. Private Markets Investments include, without limitation:
•as part of the Fund's “Direct Investments” strategy, direct investments in individual portfolio companies alongside third party private equity funds (“Underlying Funds”);
•as part of the Fund’s “Secondary Investments” strategy, secondary purchases of interests in Underlying Funds and portfolio companies;
•as part of the Fund’s “Primary Investments” strategy, direct subscriptions for interests in Underlying Funds;
and
•investments in privately placed bank loans and other debt instruments and loans to private companies.
As part of its principal investment strategies, the Fund invests in underlying funds and portfolio companies organized both within and outside of the United States. The Fund invests in broadly syndicated term loans and other fixed income investments in order to manage its cash and liquidity needs while earning an incremental return.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation – The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards
Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated. The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiaries ("Subsidiaries"). The following is a summary of significant accounting policies used in preparing the consolidated financial statements.
Consolidation of a Subsidiary – The Fund may make investments through its Subsidiaries. Such Subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the
Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.
The consolidated financial statements of the Fund include AlpInvest CAPM Holdings, LLC, AlpInvest Seed Fund GP,
LLC, AlpInvest Seed Fund Limited Partner, LLC, AlpInvest Seed Fund, L.P., and ACP 2022 Marvel Blocker LLC, all
wholly-owned subsidiaries of the Fund.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Use of Estimates – The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Fund believes that these estimates utilized in preparing the consolidated financial statements are reasonable and prudent; however, actual results could differ from these estimates.
Income Taxes – The Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) by complying with the requirements of Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. See Note 9 for additional information.
In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in
Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of March 31, 2024.
The Fund’s tax year is the 12-month period ending September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.
ACP 2022 Marvel Blocker LLC is treated as a corporation for U.S. federal income tax purposes. U.S. corporations are subject to U.S. federal income tax on their worldwide income and state tax rates will vary by state, if any. ACP 2022
Marvel Blocker LLC files federal, state and local tax returns as required.
With respect to ACP 2022 Marvel Blocker LLC, income taxes are accounted for under the asset and liability method.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statement of Operations in the period that includes the enactment date.
Management has reviewed the Fund’s tax positions for the open tax year and has concluded that as of March 31, 2024, the Fund has a deferred tax liability of $1,447,934 which is included in the consolidated financial statements. At
March 31, 2024, the Fund did not have a deferred tax asset.
Cash and Cash Equivalents – Cash and cash equivalents consist of monies held in a non-interest bearing account at
UMB Bank, N.A, who serves as the Fund’s custodian, and money market funds. Such cash, at times, may exceed federally insured limits. The money market funds invest primarily in government issued securities and other short-term, highly liquid instruments. As of March 31, 2024, the Fund had cash equivalents of $102,437,218 (cost of $102,437,218 representing 102,437,218 shares) in money market funds held with UMB Bank, N.A. Institutional Banking Money
Market II. Cash equivalents are classified as Level 1 assets. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash and cash equivalents held by the Fund.
Valuation – Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with the policies and procedures approved by and under the oversight of the Board. Pursuant to these policies and procedures, AlpInvest, as the Fund's investment adviser, serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to all of the
Fund’s investments, subject to the Board’s oversight.
The Fund values its Private Markets Investments at fair value consistent with the principles of ASC Topic 820, Fair
Value Measurements (“ASC 820”). For Liquid investments that are publicly traded or for which market quotations are
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

available, including broadly syndicated term loans, valuations are generally based on the closing sales prices as of the valuation date. See Note 3 for additional information.
Investment Income – The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation in the fair value of its portfolio investments. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Private Markets Investment. The Fund seeks to record income earned from its investments in underlying funds in a manner that most closely follows the character of income as reported by those underlying funds. The change in unrealized appreciation on investments within the Consolidated
Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses, and the undistributed net investment income or loss on investments for the relevant period.
Interest income, including amortization of premium or discount using the effective interest method, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.
Other income from portfolio investments, which represents operating income from investment partnerships or other flow through entities received by the Fund, is recorded on the date received.
Fund Expenses – The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Private Markets Investments in which the Fund invests, management fees, fees and expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Primary,
Secondary and Direct Investments are included in the cost of the investment.
Shareholders’ Allocation – The Fund currently offers Class A and Class I shares (See Note 7). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.
Dividends and Distributions – Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.
Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of
Operations.
Recent Accounting Pronouncements – In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic
820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. The Fund does not expect this guidance to impact its consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC
820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity.
ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:
The three-tier hierarchy of inputs is summarized below:
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to assess at the measurement date.
Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.
Level 3 — Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).
Underlying Funds – Investments in Underlying Funds are recorded at fair value, using the Underlying Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.
Investments in Underlying Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of Underlying Funds that the Fund may make investments in include
Primary and Secondary Investments. Primary Investments are investments in newly established private equity funds.
Secondary Investments are investments in existing private equity funds that are acquired in privately negotiated transactions.
The fair value relating to certain underlying investments of these Underlying Funds, for which there is no public market, has been estimated by the respective Underlying Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.
AlpInvest will adjust the fair value provided by the Underlying Funds’ management for subsequent cash flows received from or distributed to the Underlying Funds and for any changes in the market prices of public securities held by the
Underlying Funds and may also apply a market adjustment to reflect the estimated change in the fair value of the
Underlying Funds non-public investments from the date of the most recent net asset value provided by the Underlying
Funds' management.
Direct Investments – The Fund may also make Direct Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.
AlpInvest determines comparable public companies based on industry, size, developmental stage, strategy, etc., and then calculates a trading multiple for each comparable company identified by dividing the enterprise value of the comparable company by its earnings before interest, taxes, depreciation and amortization (EBITDA). The trading multiple may then be discounted for considerations such as differences between the comparable companies and the subject company based on company specific facts and circumstances. The combined multiple is then applied to the subject company to calculate the value of the subject company.
Broadly Syndicated Loans – The Fund may also make investments in broadly syndicated loans. The broadly syndicated loans are fair valued using pricing services and broker quotes. Pricing for the broadly syndicated loans is provided by the Sub-Adviser who obtains marks from Markit, a third-party pricing service. The Sub-Adviser checks the valuations
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

and determines if price overrides or challenges are needed before final pricing is provided to the Adviser. Accordingly, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.
The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of March 31, 2024:

Investments	Level 1	Level 2	Level 3	Total
Broadly Syndicated Loans	$—	$18,647,640	$246,202	$18,893,842
Cash Equivalents	102,437,218	—	—	102,437,218
Direct Investments	—	—	124,887,058	124,887,058
Total	$102,437,218	$18,647,640	$125,133,260	$246,218,118
The Fund held Primary Investments and Secondary Investments with a fair value of $214,508,668, which are excluded from the fair value hierarchy as of March 31, 2024, in accordance with Subtopic 820-10 as investments in Underlying
Funds valued at net asset value, as a “practical expedient'’ are not required to be included in the fair value hierarchy.
The following table shows a reconciliation of Level 3 investments during the period.

	Broadly Syndicated Loans	Direct Investments
Balance as of March 31, 2023	$727,646	$70,433,361
Transfers into Level 3	—	—
Purchases	245,781	41,351,947
Distributions	—	—
Net Realized Gains (Losses)	—	—
Net Change in Unrealized Appreciation (Depreciation)	421	13,101,750
Transfers out of Level 3	(727,646)	—
Balance	$246,202	$124,887,058
Net Change in Unrealized Appreciation/(Depreciation) on investments held at March 31, 2024	$421	$13,101,750
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

A listing of Private Markets Investment types held by the Fund which use unobservable inputs in deriving their valuation, along with related attributes, as of March 31, 2024, are shown in the below table:

Reporting Security Type	Valuation Techniques	Significant Unobservable Inputs	Fair Value as of March 31, 2024	Single Input or Range (Weighted Average by Fair Value)	Impact to Valuation from an Increase in Input (2)
Common Stock	Comparable Multiple	LTM EBITDA Multiple	45,550,304	10.70x - 26.06x (17.84x)	Increase
Common Stock	Comparable Multiple	Comparable Transaction Multiple	5,619,933	43.60x - 43.60x (43.60x)	Increase
Common Stock	Comparable Multiple	Forward Revenue Multiple	3,069,945	2.27x - 2.27x (2.27x)	Increase
Common Stock	Comparable Multiple	Forward EBITDA Multiple	6,190,704	9.67x - 9.67x (9.67x)	Increase
Common Stock	At Cost (1)	N/A	38,019,513	N/A	N/A
Preferred Stocks	Comparable Multiple	LTM EBITDA Multiple	17,307,384	11.05x - 26.06x (18.89x)	Increase
Preferred Stocks	At Cost (1)	N/A	2,109,158	N/A	N/A
Convertible Preferred Stocks	Comparable Multiple	LTM EBITDA Multiple	7,020,117	17.23x - 17.23x (17.23x)	Increase
Broadly Syndicated Loans	Consensus Pricing	Indicative Quotes	246,202	99.75 (99.75)	Increase
Total Level 3 Investments			$125,133,260
(1)The investments were acquired shortly before period end. AlpInvest assessed and considered cost to be the best estimate of fair value.
(2)This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.
4. RELATED PARTY TRANSACTIONS
The Fund entered into an investment management agreement with AlpInvest (the “Investment Management
Agreement”), the Fund’s investment adviser. The Adviser entered into a sub-advisory agreement with the Sub-Adviser.
In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly management fee equal to 1.25% on an annualized basis of the Fund’s net asset value (including assets held in a Subsidiary) as of the last day of the month (the “Management Fee”). For purposes of determining the Management Fee payable to the
Adviser for any month, the net asset value is calculated after any subscriptions but prior to any repurchases occurring in that month and prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Management Fee and the Incentive Fee (as defined below) payable to the Adviser for that month. The
Management Fee is payable in arrears within 30 business days after the end of the month. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Management Agreement. For the year ended March 31, 2024, the Fund incurred Management Fees of $3,478,443.
At the end of each calendar quarter of the Fund (and at certain other times), the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account
(as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period.
The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.
In addition to the fees and expenses to be paid by the Fund under the Investment Management Agreement, AlpInvest provides certain administrative and other services necessary for the Fund to operate pursuant to an administration
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

agreement between the Fund and AlpInvest (the “Administration Agreement”). The Fund reimburses the administrator for its costs, expenses and allocable portion of overhead (including compensation of personnel performing administrative duties) in connection with the services performed for the Fund pursuant to the terms of the
Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party, and the Fund will reimburse the Administrator for any services performed for the Fund by such affiliate or third party. The Administrator has hired ALPS Fund Services, Inc. to serve as sub-administrator to assist in the provision of administrative services.
The sub-administrator receives compensation for its provision of sub-administrative services under a sub-administration agreement; such compensation is paid directly or indirectly by the Fund. For the year ended March 31, 2024, the Fund incurred fund accounting and administration fees of $369,965.
The Adviser has also entered into an Expense Limitation Agreement in respect of each of Class A Shares and Class I
Shares, whereby it has agreed that for the period beginning on the commencement of operations through July 31, 2024, it will waive the Management Fee and/or reimburse the Fund for certain annual operating expenses (excluding the
Incentive Fee, any Distribution and Servicing Fee (as described below), and expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, acquired fund fees and expenses, the Fund’s proportionate share of expenses related to direct investments, litigation and extraordinary expenses, if any) (“Other Expenses'’ so that such expenses do not exceed 3.00% of the of the month-end net asset value of such Class (the “Expense Cap”). Any fees waived and/or reimbursed by the Adviser under the
Expense Limitation Agreement are subject to recoupment by the Adviser from the Fund within three years, provided such recoupment does not cause the Fund's Other Expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. For the year ended March 31, 2024, the Adviser did not reimburse fees subject to recoupment while the Fund reimbursed the Adviser $573,410 of previously waived fees.
The Adviser has paid certain expenses on behalf of the Fund, including offering costs, organizational expenses, and other expenses. As of March 31, 2024, the Fund has recorded $26,644 as due to Investment Adviser in the accompanying Consolidated Statement of Assets and Liabilities.
SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent”) serves as the Fund’s transfer agent. Under the Services Agreement with the Fund, the Transfer Agent is responsible for maintaining all shareholder records of the
Fund. The Transfer Agent is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.
TCG Capital Markets L.L.C. (the “Distributor”) serves as the Fund’s principal underwriter and acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Shares are offered for sale through the Distributor at net asset value plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker-dealers for the sale and distribution of the Shares.
UMB Bank, N.A. (“UMB'’) serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund's assets.
5. REVOLVING CREDIT FACILITY
The Fund has a revolving credit agreement, as amended from time to time (the “Credit Facility”), with Barclays Bank
PLC (the “Lender”) that can be increased with the consent of the Lender with at least 12 business days’ prior notice.
The Credit Facility currently permits borrowings up to $30.0 million and has a scheduled availability period end date that extends by one day each day unless either the Lender has delivered written notice to not extend at which point the commitment terminates 270 days following date of such notice or the Fund has delivered written notice to not extend at which point the commitment terminates 60 days following date of such notice. The final maturity date of the Credit
Facility is March 9, 2028. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs, including acting as warehouse financing for the Fund’s acquisition of Private Markets Investments. The
Credit Facility has an interest rate equal to the SOFR plus a 2.75% applicable margin, plus a 0.10% term SOFR credit spread adjustment, per annum and a commitment fee of 1.00% per annum on the average daily unused balance. The
Fund’s borrowing capacity is subject to the ability of the lender to fulfill its respective obligations under the Credit
Facility. As of March 31, 2024, there were no borrowings outstanding. For the year ended March 31, 2024, there were
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

$12.0 million of borrowings and $12.0 million of repayments under the Credit Facility. For the year ended March 31,
2024, expenses charged to the Fund related to the Credit Facility were $483,590.
Deferred financing costs include capitalized expenses related to the closing or amendments of the Credit Facility.
Amortization of deferred financing costs for the Credit Facility is computed on the straight-line basis over its term. The
Fund paid and capitalized $232,154 of deferred financing costs during the close of the Credit Facility on March 8, 2023.
For the period ended March 31, 2024, amortization of $217,963 is included in the accompanying Consolidated
Statement of Operations. As of March 31, 2024, there are no remaining deferred financing costs in the accompanying
Consolidated Statement of Assets and Liabilities.
6. OFFERING COSTS
Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12-month period using the straight line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial registration statement. These costs will be subject to recoupment in accordance with the Fund's Expense Limitation Agreement, as discussed in Note 4. For the year ended March 31, 2024, $553,840 has been amortized and is reflected in the Consolidated Statement of Operations.
7. CAPITAL SHARE TRANSACTIONS
The Fund offers two separate classes of common shares of beneficial interest (“Shares”) designated as Class A (“Class
A Shares”) and Class I (“Class I Shares”). Both classes of Shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price of the Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price per Shares was based on the net asset value
(“NAV”) per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a
Share. As of March 31, 2024 outstanding shares of Class A and Class I were 867 and 36,141,096, respectively.

	For the Twelve Month Period Ended March 31, 2024
	Proceeds from Sales		Reinvestment of Dividends
	Shares	Dollar Amounts	Shares	Dollar Amounts
Carlyle AlpInvest Private Markets Fund - Class I	17,671,398	$205,261,498	43,509	$498,614
Carlyle AlpInvest Private Markets Fund - Class A	—	$—	2	$18
Increase in Shares and Net Assets	17,671,398	$205,261,498	43,511	$498,632
The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the
Fund’s then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $50,000 with respect to Class A Shares and Class I Shares. The minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan. Class A Shares are sold at the public offering price, which is the net asset value of a Class A Share plus an initial maximum 3.00% sales charge.
Class I Shares are not subject to any initial sales charge. The Fund reserves the right to reject any subscription for shares.
No Shareholder has the right to require the Fund to repurchase his, her or its Shares. To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser expects that it will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value.
A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

During the period ended March 31, 2024, no Shares were tendered.
8. INVESTMENT TRANSACTIONS
For the year ended March 31, 2024, total purchases and total sales or paydowns from investments amounted to
$150,426,441 and $13,789,730, respectively.
9. FEDERAL AND OTHER TAX INFORMATION
The Fund intends to qualify annually as a RIC under Subchapter M of the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-
term capital gains in excess of realized net long-term capital losses, if any. The Fund has adopted a tax-year end of
September 30. The Fund’s initial tax year was September 30, 2023. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by
U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2024,  the Fund has yet to file any tax returns and, therefore, there are no tax years subject to examination by the major tax jurisdictions.
For the tax year ended September 30, 2023, permanent differences between book and tax basis of $7,165,192 are attributable to certain non-deductible expenses for tax purposes and investments in partnerships. These reclassifications have no effect on total NAV or NAV per Share. For the tax year ended September 30, 2023, the following amounts were reclassified:

Paid-in Capital	$(7,165,192)
Total distributable earnings (or loss)	7,165,192
The tax character of Subchapter M distributions for the tax year ended September 30, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gains
2023	$—	$500,001
For the tax year ended September 30, 2023, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$—
Net tax appreciation (depreciation)	7,165,192
Other differences	—
Total distributable earnings	$7,165,192
As of March 31, 2024, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$49,661,571
Gross unrealized depreciation	(2,556,760)
Net unrealized appreciation	$47,104,811
Tax costs of investments	$311,184,758
Consolidation of Subsidiary: The consolidated financial statements of the Fund include AlpInvest CAPM Holdings,
LLC, AlpInvest Seed Fund GP, LLC, AlpInvest Seed Fund Limited Partner, LLC, AlpInvest Seed Fund, L.P., and ACP
2022 Marvel Blocker LLC, all wholly-owned subsidiaries of the Fund. ACP 2022 Marvel Blocker LLC has the same investment objective as the Fund. ACP 2022 Marvel Blocker LLC is taxed as a corporation and used when the Fund has determined that owning certain investment funds within a domestic limited liability company structure would not be
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

beneficial. As of March 31, 2024 the total value of investment held by the ACP 2022 Marvel Blocker LLC is
$45,072,434, or approximately 10.48%, of the Fund’s net assets.
ACP 2022 Marvel Blocker LLC has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability.
The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent ACP 2022 Marvel Blocker LLC has a deferred tax asset, consideration is given to whether or not a valuation allowance is required.
For the period ended March 31, 2024, ACP 2022 Marvel Blocker LLC did not record a provision for income tax expense. For the period ended March 31, 2024, there is a change in the deferred portion of the income tax benefit/
(expense) included in the Consolidated Statement of Operations of $(1,602,383). As of March 31, 2024, ACP 2022
Marvel Blocker LLC has a deferred tax liability of $1,447,934 due to estimated future tax expense pertaining to unrealized gains and no deferred tax asset.
Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses as of March 31, 2024. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2024, the Fund did not incur any interest or penalties.
The March 31, 2024, book cost has been adjusted for book/tax basis differences. The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to investments in partnerships.
10. RISK FACTORS
Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on their investment or that a shareholder may lose part or all of their investment. Before making an investment decision, a prospective Shareholder should (i) consider the suitability of this investment with respect to the shareholder’s investment objectives and personal situation and (ii) consider factors such as the shareholder’s personal net worth, income, age, risk tolerance and liquidity needs.
Below is a summary of some of the principal risks of investing in the Fund. Shareholders should consider carefully the following principal risks before investing in the Fund:
Illiquidity of the Shares – Unlike many closed-end funds, the Shares will not be listed on any securities exchange.
Although the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from
Shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value, no assurances can be given that the Fund will do so. Additionally, there is no guarantee that an investor will be able to sell all of the Shares in a repurchase offer that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.
Limited Operating History – The Fund has a limited operating history upon which potential investors can evaluate its performance. Therefore, its operating expenses may be significant and typically higher than expenses of similarly situated established funds.
Highly Competitive Market – The activity of identifying, completing and realizing upon attractive investments is highly competitive and involves a high degree of uncertainty. The Fund will be competing for investments with other private equity investors having similar investment objectives. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Potential for Limited Investment Opportunities – There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.
Management Risk – The Adviser cannot provide any assurance that it will be able to choose, make or realize investments in any particular investment, asset or portfolio. There can be no assurance that investments effected through the Fund will be able to generate returns or that the returns will be commensurate with the risks of investing in the type of transactions described herein.
Direct Investments Risks – The market for Direct Investments may be very limited and the Direct Investments to which the Fund wishes to allocate capital may not be available at any given time. Direct Investments may be heavily negotiated and may incur additional transactions costs for the Fund. Direct Investments are more concentrated than investments in Underlying Funds, which hold multiple portfolio companies. There is a risk that a sponsor of an
Underlying Fund may choose not to make the most attractive Direct Investments available to the Fund and may instead reserve such investments for higher fee funds or its own accounts.
Secondary Investments Risks – The Fund may acquire Secondary Investments from existing investors in such
Secondary Investments, but also in certain cases from the issuers of such interests or other third parties. In many cases, the economic, financial and other information available to and utilized by the Adviser in selecting and structuring
Secondary Investments may be incomplete or unreliable. The Fund will also not have the opportunity to negotiate the terms of the Secondary Investments, including any special rights or privileges.
Primary Investments Risks – The Fund’s interest in Primary Investments will consist primarily of capital commitments to, and investments in, private investment funds managed by sponsors unaffiliated with the Fund or the
Advisers. Identifying, selecting and investing in Primary Investments involves a high level of risk and uncertainty. The underlying investments made by Primary Investments may involve highly speculative investment techniques, including extremely high leverage, highly concentrated portfolios, workouts and startups, control positions and illiquid investments.
Portfolio Companies Risks – The portfolio companies in which the Fund invests, either directly or indirectly through an Underlying Fund, may involve a high degree of business and financial risk. Portfolio companies may be in early stages of development, may have operating losses or significant variations in operating results and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Portfolio companies may also include companies that are experiencing or are expected to experience financial difficulties, which may never be overcome. In addition, they may have weak financial conditions and may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive positions.
Underlying Fund Risks – Investments in Underlying Funds entail a variety of risks. Sponsors of Underlying Funds may invest such funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Underlying Funds that may be denominated in non-U.S. currencies, thereby exposing the
Fund to various risks that may not be applicable to U.S. securities. A sponsor of an Underlying Fund may focus on a particular industry or sector (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A sponsor of an Underlying Fund may also focus on a particular country or geographic region, which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.
An Underlying Fund’s assets may be invested in a limited number of securities or portfolio companies which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities. An Underlying Fund’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.
Fund Shareholders will bear two layers of fees and expenses: asset-based fees, incentive fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Underlying Fund level. In
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

addition, to the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees.
“Cash Drag” Risk – The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will generally not contribute the full amount of its commitment to an Underlying Fund at the time of its admission to the
Underlying Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Underlying Funds. In addition, Underlying Funds may not call all the capital committed to them. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.
“Over-Commitment” Risk – In order to help ensure that a greater amount of the Fund’s capital is invested, the Fund expects to pursue an “over-commitment” strategy whereby it commits more than its available capital. However, pursuing such a strategy presents risks to the Fund, including the risk that the Fund is unable to fund capital contributions when due, pay for repurchases of Shares tendered by Shareholders or meet expenses generally. If the Fund defaults on its commitment to an Underlying Fund or fails to satisfy capital calls to an Underlying Fund in a timely manner then, generally, it will be subject to significant penalties, possibly including the complete forfeiture of the
Fund’s investment in the Underlying Fund. Any failure (or potential failure) by the Fund to make timely capital contributions in respect of its commitments may also (i) impair the ability of the Fund to pursue its investment program,
(ii) force the Fund to borrow through a credit facility or other arrangements (which would impose interest and other costs on the Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).
Risks of Liquidity Management Strategy – The Fund will invest in broadly syndicated term loans and other fixed income investments in order to manage its cash and liquidity needs while earning an incremental return. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of broadly syndicated term loans and similar investments at a price and time that the Adviser deems advantageous may be severely impaired, which may impair its ability to dispose of investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. To the extent the Fund obtains exposure to these investments through exchange-traded funds and other pooled vehicles, the Fund will bear its share of the expenses of such funds. The Fund’s liquidity management strategy involves more risk than investing solely in cash and cash equivalents.
Private Markets Investments – The Fund is subject to, and indirectly invests in Underlying Funds and Direct
Investments that are subject to, risks associated with legal and regulatory changes applicable to private equity funds.
Valuation Risk – The value of the Fund’s investments will be difficult to ascertain, and the valuations determined in respect of investments in the Underlying Funds and other private markets investments, including Direct Investments, will likely vary from the amounts the Fund would receive upon withdrawal from or disposition of its investments.
Similarly, the valuations determined by the Fund are likely to differ, potentially substantially, from the valuations determined by other market participants for the same or similar investments. The Fund’s investments in Underlying
Funds will be priced in the absence of a readily available market and may be valued in significant part based on determinations of fair value provided by an investment’s sponsor, which may prove to be inaccurate. Neither the
Adviser nor the Board will be able to confirm independently the accuracy of such valuations (which are unaudited, except at year-end). With respect to the valuations of Underlying Funds, this risk is exacerbated to the extent that
Underlying Funds generally provide valuations only on a quarterly basis, and such valuations may incorporate inputs that are up to several months old, whereas the Fund will provide valuations, and will issue Shares, on a monthly basis.
This means that the Underlying Fund information used by the Fund to issue and repurchase shares will typically be several months old when used by the Fund. Because of this, the Fund’s net asset value for financial reporting purposes may differ from the net asset value used to process subscription and repurchase transactions as of the same date. To the extent that the Fund does not receive timely or accurate information from the Underlying Funds regarding their valuations, the Fund’s ability to accurately calculate its net asset value may be further impaired. Additionally, any adjustments the Fund makes to valuations received from an Underlying Fund to reflect timing differences or other factors may result in such investment’s fair value differing from the value ultimately realized by the Fund.
Fixed-Income Securities Risks – Fixed income securities risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Cash and Cash Equivalents – The Fund may maintain a sizeable cash position in anticipation of funding capital calls.
As a result, the Fund generally will not contribute the full amount of its commitment to an Underlying Fund at the time of its admission to the Underlying Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Underlying Fund. The overall impact on performance due to holding a portion of the investment portfolio in cash, cash equivalents and other fixed-income investments could be negative.
Market Disruption and Geopolitical Risk – The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests. The Fund is subject to the risk that war, geopolitical tensions, such as a deterioration in the bilateral relationship between the U.S. and China or conflicts, such as those in the middle east and between Russia and Ukraine, terrorism, natural and environmental disasters, such as, for example, the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, systemic market dislocations and other geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Fund’s investments. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.
Leverage; Borrowings Risk – The Fund may borrow money, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund.
Risks Relating to Fund’s RIC Status – To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status. The Fund’s ability to satisfy the foregoing tax requirements will generally depend in large part on the activities of, and information provided by, the
Underlying Funds, which the Fund does not control. In addition, the Fund is generally required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Underlying
Funds. The risks of not receiving timely or accurate information from the Underlying Funds include failing to satisfy the RIC qualification tests and incurring excise tax on undistributed income and gain.
11. COMMITMENTS AND CONTINGENCIES
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
As of March 31, 2024, the Fund had unfunded capital commitments to the Private Markets Funds totaling $80,177,719.
12. REORGANIZATION INFORMATION
Simultaneous with the Commencement of Operations, AlpInvest Seed Fund, L.P. (the “Predecessor Fund”) reorganized with and into the Fund (the “Reorganization”). The Predecessor Fund maintained investment objectives, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the Reorganization, the Predecessor Fund was managed by an affiliate of the Adviser and the same portfolio managers as the Fund. The Reorganization was completed on January 3, 2023, at which time shareholders of the
Predecessor Fund received 18,427,054 shares, with a net asset value per share of $10.00, of the Fund. For financial reporting purposes, the assets received and shares issued were recorded at Fair Value, the cost of investments was carried forward to align to ongoing reporting of the Fund realized and unrealized gains/losses with amounts distributable for tax purposes, and transaction expenses incurred during the Reorganization were capitalized.
13. SUBSEQUENT EVENTS
Subsequent events after March 31, 2024, have been evaluated through the date the consolidated financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these consolidated financial statements.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Carlyle AlpInvest Private Markets Fund (the “Fund”) will operate under the dividend reinvestment plan (“DRP”)
administered by SS&C Global Investor & Distribution Solutions, Inc. as the Fund’s transfer agent (the “Transfer
Agent”). Pursuant to the DRP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of common shares of beneficial interest of the Fund (“Shares”).
The Fund’s shareholders (the “Shareholders”) automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent at least 5 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRP. Under the DRP, the
Fund’s distribution to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share.
The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each
Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, the Transfer Agent will administer the DRP on the basis of the number of
Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.
Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.
The Fund reserves the right to amend or terminate the DRP upon 90 days notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.
A Shareholder holding Shares that participate in the DRP in a brokerage account may not be able to transfer the
Shares to another broker and continue to participate in the DRP.
All correspondence concerning the DRP should be directed to the Transfer Agent at Carlyle AlpInvest Private
Markets Fund, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219537, Kansas
City, MO 64105-1407. Certain transactions can be performed by calling the toll free number (844) 417-4186.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)

NAME AND YEAR OF BIRTH (1),(2)	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORS HIPS HELD BY TRUSTEE
INTERESTED TRUSTEES
Joseph O'Connor (1981)	Trustee; Chair of the Board; President; Principal Executive Officer	Since February 2023	Managing Director (2019 to present), Principal (2015 to 2019), involved with the Carlyle Group since 2008.	1	None
INDEPENDENT TRUSTEES
Victoria Ivashina (1974)	Trustee	Since Inception	Professor of Finance Harvard Business School (2015 to present); on Harvard Business School faculty since 2006.	1	None
Marc B. Moyers (1955)	Trustee; Audit Committee Chair	Since Inception	Clinical Associate Professor of Accounting, College of William & Mary (2018 to present); Partner, KPMG (1986 to 2015).	1	None
David Sylvester (1956)	Trustee	Since Inception	Partner, 3rd Gen Law Group LLP (2012 to present); Partner, WilmerHale (1989 to 2005)	1	None
(1)Each Trustee serves an indefinite term until his or her successor is elected.
(2)The business address for each Trustee is One Vanderbilt Avenue, Suite 3400, New York, New York 10017.
In addition to Mr. O’Connor, other officers of the Fund are shown below:

NAME AND YEAR OF BIRTH (1)	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Parker Hooper (1985)	Treasurer; Principal Financial Officer	Since Inception	Vice President and Regulated Funds Controller, AlpInvest Partners (2022 to present); Vice President (2019 to 2022), Senior Accounting Manager (2017 to 2022), Sixth Street Partners.
Cameron Fairall (1977)	Secretary; Chief Legal Officer	Since Inception	Managing Director, The Carlyle Group and Chief Compliance Officer, AlpInvest Partners (2011 to present).
Jennifer Juste (1980)	Chief Compliance Officer	Since November 2023
Vice President and Regulated Funds Attorney (2022 to Present);
Natixis Investment Managers 2019-2022 (Deputy Chief
Compliance Officer/Deputy General Counsel Mirova US LLC
2020-2022 and Chief Compliance Officer/ General Counsel
Ostrum US LLC 2019-2020).

Elizabeth Pelgrift (1989)	Assistant Secretary; Anti- Money Laundering Compliance Officer	Since Inception	Compliance Officer, The Carlyle Group (2014 to present).
(1)The business address for each Officer is One Vanderbilt Avenue, Suite 3400, New York, New York 10017.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
MANAGEMENT OF THE FUND

As a Carlyle AlpInvest Private Markets Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•The Subscription Agreement and other applications and forms.
•Your transactions with us, our affiliates or others.
Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out”
of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
Who We Are
This notice describes the privacy policy of the Carlyle AlpInvest Private Markets Fund. This notice was last updated as of December 19, 2022. In the event it is updated or changed, we will post an updated notice on our website at
www.carlyle.com/capm. If you have any questions about this privacy policy write to us at PO Box 219537 Kansas
City, MO 64121-9537, or call us at 844-417-4186.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
PRIVACY POLICY (UNAUDITED)

PROXY VOTING POLICY
Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling (844) 417-4186 or by referring to the SEC's website at
https://www.sec.gov.
PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at https://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-
PORT is available without charge, upon request, by calling (844) 417-4186.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
ADDITIONAL INFORMATION

Item 2.	Code of Ethics.
(a)As of the end of the period covered by this report, Carlyle AlpInvest Private Markets Fund (the “Fund” or
“Registrant”) has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(b)Not applicable.
(c)During the period covered by this report, there have not been any amendments to the provisions of the
Code of Ethics.
(d)During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)Not applicable.
(f)The Registrant's Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3.	Audit Committee Financial Expert.
(a)(1)The Board of Trustees (the “Board”) of the Registrant has determined that the Registrant has at least one
Audit Committee Financial Expert serving on its audit committee (the “Audit Committee”).
(a)(2)The Board of the Registrant has designated Mr. Marc B. Moyers, as the Registrant’s Audit Committee
Financial Expert. Marc B. Moyers is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.
(a)(3)Not applicable.

Item 4.	Principal Accountant Fees and Services.
(a)Audit Fees: For the period of April 1, 2023 through March 31, 2024, the Registrant’s aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $282,100.
(b)Audit-Related Fees: For the period of April 1, 2023 through March 31, 2024, no fees were billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4.
(c)Tax Fees: For the period of April 1, 2023 through March 31, 2024, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, was $88,283.
(d)All Other Fees: For the period of April 1, 2023 through March 31, 2024, no fees were billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4.
(e)(1)The Audit Committee has adopted, and the Board has approved, pre-approval policies and procedures, which are intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund.
The Audit Committee must pre-approve the audit and non-audit services of the auditors prior to the auditor’s engagement.
(2)No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)During the audit of Registrant's financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
(g)For the period of April 1, 2023 through March 31, 2024, no fees were billed for services by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.
(h)The Audit Committee and Board have considered whether the provision of non-audit services to the
Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-
approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable to the Registrant.

Item 6.	Investments
(a) The Consolidated Schedule of Investments is included as part of the Report to Shareholders filed under Item 1(a)
of this report.
(b) Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated its proxy voting responsibility to the adviser. The proxy voting policies and procedures of the adviser are set forth below. These guidelines are reviewed periodically by the adviser and the independent trustees, and, accordingly, are subject to change.
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
The adviser will vote proxies relating to the Fund’s portfolio securities in what it perceives to be the best interest of the Fund’s shareholders. The adviser will review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Fund. Although the adviser will generally vote against proposals that may have a negative impact on the Fund’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
The adviser’s proxy voting decisions will be made by its investment committee. To ensure that the vote is not the product of a conflict of interest, the adviser will require that: (1) anyone involved in the decision making process disclose to the adviser’s investment committee, and independent trustees, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended
June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at Carlyle AlpInvest Private Markets Fund, c/o SS&C Global Investor &
Distribution Solutions, Inc., 430 W 7th Street, Suite 219537, Kansas City, MO 64105-1407, or (ii) by visiting the
SEC’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of March 31, 2024, the personnel of the investment adviser who currently have primary responsibility for management of the Registrant (the “Portfolio Managers”) are:
Joseph O’Connor
Mr. O’Connor is an interested Trustee, the Chair of the Board and the President and Principal Executive Officer of
the Fund. He has been a Portfolio Manager since its inception. Mr. O’Connor is a Managing Director in the Primary
Fund Investments team focusing on U.S. transactions and also serves on the firm’s Investment Committee. He joined AlpInvest Partners in 2008 from Cambridge Associates, where he was a Senior Associate in the U.S. private equity research team covering U.S. buyout, distressed and private credit GPs. Mr. O’Connor received a BS in
Business Administration from Northeastern University and is a CFA ® Charterholder. He represents AlpInvest
Partners on a number of advisory boards of fund partnerships.
Sid Murdeshwar
Mr. Murdeshwar became a Portfolio Manager in February 2023. He is a Managing Director in the Co-Investment
team where he is responsible for transactions in North America. Mr. Murdeshwar joined AlpInvest Partners in 2012 from Wafra Partners, where he was a Vice President in the private equity group based in New York. Mr.
Murdeshwar received a BS in Finance and Information Services from the Stern School of Business at New York
University and an MS in Accounting from the McIntire School of Commerce at the University of Virginia, and is a
licensed CPA in the state of New York.
Eric Anton
Mr. Anton became a portfolio manager of the Fund in February 2024. He is a Managing Director in the Secondary
and Portfolio Finance team where he is responsible for transactions in North America. Mr. Anton joined AlpInvest
Partners in 2011 from Jefferies, where he was an investment banker focused on healthcare. Prior to Jefferies, Mr.
Anton was with Ziegler, where he focused on M&A. Mr. Anton received a B.A. from Colgate University. He represents AlpInvest Partners on a number of advisory boards of fund partnerships.
Matthew Romanczuk
Mr. Romanczuk became a portfolio manager of the Fund in February 2024. He is a Managing Director in the
Secondary and Portfolio Finance team where he is responsible for transactions in North America. Mr. Romanczuk joined AlpInvest Partners in 2011 from Peter J. Solmon Company, where he was an investment banking analyst focused on M&A. Mr. Romanczuk received an A.B. in Economics, magna cum laude, from Harvard University. He represents AlpInvest Partners on a number of advisory boards of fund partnerships.
In addition to the Fund, the Portfolio Managers manage, or are affiliated with, other accounts, including other pooled investment vehicles. The table below identifies the number of accounts for which the Portfolio Managers have day-
to-day management responsibilities and the total assets in such accounts, within each of the following categories:
registered investment companies, other pooled investment vehicles and other accounts, as of March 31, 2024. The accounts included within the categories “other pooled investment vehicles” and “other accounts” consist of accounts that invest primarily in U.S. primary fund investments.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts (1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph O'Connor	0	$—	97	$34,332,083,515	14	$23,162,204,993
Sid Murdeshwar	0	$—	55	$25,745,212,110	4	$21,091,249,415
Eric Anton	0	$—	39	$10,711,934,424	3	$20,610,886,391
Matthew Romanczuk	0	$—	97	$34,332,083,515	14	$23,162,204,993
(1)Does not include Fund.
The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of March 31, 2024. The accounts included within the categories “other pooled investment vehicles” and “other accounts” consist of accounts that invest primarily in U.S. primary fund investments.

	Registered Investment Companies for which AlpInvest receives a performance-based fee		Other Pooled Investment Vehicles managed for which AlpInvest receives a performance-based fee		Other Accounts managed for which AlpInvest receives a performance- based fee
Portfolio Manager	Number of Accounts (1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph O'Connor	0	$—	67	$31,741,149,012	4	$21,091,249,415
Sid Murdeshwar	0	$—	53	$25,714,308,300	4	$21,091,249,415
Eric Anton	0	$—	25	$8,637,277,637	2	$20,052,811,708
Matthew Romanczuk	0	$—	67	$31,741,149,012	4	$21,091,249,415
(1)Does not include Fund.
Conflicts of Interest
The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner.
To this end, the adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
(a)(3) Portfolio Manager Compensation
Compensation packages at the firm are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionary, performance-
driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, the adviser participates in annual compensation surveys of investment management firms and subsidiaries to ensure that the adviser’s compensation is competitive with industry standards. The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints. Portfolio Managers may receive a yearly bonus.
Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of the adviser, iii) client satisfaction, and iv) teamwork.
Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles restricted stock.
(a)(4) Disclosure of Securities Ownership
The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of March 31, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joseph O'Connor	None
Sid Murdeshwar	None
Eric Anton	None
Matthew Romanczuk	None
(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not Applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Board during the period covered by the annual report included in Item 1(a) of this Form N-CSR.

Item 11.	Controls and Procedures.
(a)The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Form N-CSR that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.
(a) Not applicable to Registrant.
(b) Not applicable to Registrant.

Item 13.	Exhibits.
(a)(1)  The Registrant's Code of Ethics is incorporated by reference to the Registrant's Form N-CSR filed June 7,
2023
(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.
(a)(3)Not applicable.
(a)(4)Not applicable.
(b)(1) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of
2002 are attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
By:/s/ Joseph O’Connor
Joseph O’Connor
President (Principal Executive Officer)
Date:June 5, 2024
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:/s/ Joseph O’Connor
Joseph O’Connor
President (Principal Executive Officer)
Date: June 5, 2024
By:/s/ Parker Hooper
Parker Hooper
Treasurer (Principal Financial Officer)
Date:June 5, 2024